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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 7, 2003
                                                 -------------------------------

                      Advance Stores Company, Incorporated
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Virginia                         333-56013                    54-0118110
--------------------------------------------------------------------------------------------------
 (State or other jurisdiction of    (Commission File Number)    (IRS Employer Identification N o.)
           incorporation)

            5673 Airport Road, Roanoke, Virginia                      24012
--------------------------------------------------------------------------------
          (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code  (540) 362-4911
                                                   -----------------------------

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.  Financial Statements and Exhibits.

         (a) Exhibits.

             Exhibit No.

             99.1 Press Release of Advance Auto Parts, Inc., dated March 6, 2003


Item 9.  Regulation FD Disclosure.

         On March 6, 2003, Advance Stores Company, Incorporated ("Advance Stores"), through a press release issued by Advance Stores' parent corporation Advance Auto Parts, Inc. ("Advance Auto"), announced, among other things, the amendment and restatement of Advance Stores' existing credit agreement which increased the aggregate commitments available under the facility by approximately $350 million. The Advance Auto press release also announced Advance Stores' intention to utilize these additional commitments to redeem all of its 10.25% Senior Subordinated Notes issued under its Indenture dated as of October 31, 2001 and certain of its 10.25% Senior Subordinated Notes issued under its Indenture dated as of April 15, 1998 and further indicated that Advance Stores intends to issue notices of redemption to the holders of the notes on March 14, 2003. Advance Auto's press release is incorporated herein to this Form 8-K by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ADVANCE STORES COMPANY, INCORPORATED
                                        ----------------------------------------
                                                    (Registrant)


Date  March 7, 2003                      /s/  Jeffrey T. Gray
     ----------------------             ----------------------------------------
                                                     Signature)*
                                          Jeffrey T. Gray
                                          Senior Vice President, Controller and
                                          Assistant Secretary

*Print name and title of the signing officer under his signature.

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1              Press Release of Advance Auto Parts, Inc., dated March 6, 2003